SUPPLEMENT DATED MAY 1, 1997
                              TO THE PROSPECTUS OF

                        FRANKLIN TEMPLETON MONEY FUND II
                             Dated November 1, 1996

I. The following is added under "May I Exchange Shares for Shares of Another Fund?":

 Will Sales Charges Apply to My Exchange?

 You may exchange shares of the Fund for Class II shares of another Franklin Templeton Fund without paying a front-end sales charge. We also will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

 For accounts with shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.

 Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

 While shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. We believe the proportional method of exchanging shares more closely reflects the expectations of shareholders if shares are sold during the Contingency Period. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.

II. The first two restrictions listed under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions" are revised to read:

 o You may only exchange shares within the same class.

o The accounts must be identically registered. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

III. The section "Limited Class II Exchanges" under "May I Exchange Shares for Shares of Another Fund?" is deleted.

IV. The following paragraph is added under "How Do I Sell Shares?":

 Beginning on or about May 1, 1997, you will automatically be able to redeem shares by telephone without completing a telephone redemption agreement. Please notify us in writing if you do not want this option to be available on your account. If you later decide you would like this option, send us written instructions signed by all account owners, with a signature guarantee.


V. The section "Contingent Deferred Sales Charge" under "How Do I Sell Shares?" is replaced with the following:

 Contingent Deferred Sales Charge

 A Contingent Deferred Sales Charge may apply if you sell your shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

 We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

 Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

 Waivers. We waive the Contingent Deferred Sales Charge for:

 o Exchanges

 o Account fees

o Redemptions by the Fund when an account falls below the minimum required account size

 o Redemptions following the death of the shareholder or beneficial owner

 o Redemptions through a systematic withdrawal plan, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $10,000, $1,200 may be redeemed annually free of charge.

 o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

 o Tax-free returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect

 o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

VI. The section "Electronic Fund Transfers" under "Services to Help You Manage Your Account" is deleted and the cross references to that section under "What Distributions Might I Receive from the Fund?" and "Services to Help You Manage Your Account - Systematic Withdrawal Plan" are therefore also deleted.

VII. The third paragraph under "Services to Help You Manage Your Account Systematic Withdrawal Plan" is replaced with the following:

 You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

VIII. Under "Useful Terms and Definitions," the last sentence of the definition of "Class I and Class II" is revised to reflect that shares of the Fund are considered Class II shares for redemption, exchange and other purposes. The definition of "Contingency Period" is also revised to read as follows:

 Contingency Period - The contingency period is 18 months from the date of purchase of the Class II shares that were exchanged for shares of the Fund. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.